Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Accounting Policy [Line Items]
Summary of Significant Accounting Policies

NOTE B. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting: The financial statements of the Plan have been prepared on the accrual basis of accounting in accordance with U.S. generally accepted accounting principles (“GAAP”).

Use of Estimates: The preparation of financial statements in conformity with GAAP requires the Plan Committee to make estimates, judgments and assumptions that affect the amounts reported in the financial statements and accompanying notes during the reporting period. Actual amounts and results could differ from these estimates.

Investment Valuation and Income Recognition: Investments are reported at fair value or net asset value ("NAV"). Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. NAV is used as a practical expedient to estimate fair value and is based on the underlying value of net assets owned by the applicable investment fund. See Note C, Fair Value Measurements, for further discussion.

Purchases and sales of securities are recorded on a trade-date basis. Net realized gains or losses upon the sale of investments are based on their average cost. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Contributions: Contributions from the Company are accrued in accordance with the terms of the Plan. Participant contributions are recorded in the period the Company makes corresponding payroll deductions.

Notes Receivable from Participants: The principal amount of loans plus any unpaid accrued interest is reported as notes receivable from participants on the Statements of Net Assets Available for Benefits. Loans to participants have various maturity dates between January 2026 and June 2035 and interest rates range from 4.25% to 9.5%. Interest earned is recorded on an accrual basis as interest income on notes receivable from participants in the Statements of Changes in Net Assets Available for Benefits.

Payment of Benefits: Benefits are recorded when paid.

Administrative Expenses: Costs related to administering the Plan may be paid by the Company or the Plan. The Company incurred approximately $68,000 and $317,000 in 2025 and 2024, respectively, in administrative expenses.

Recently Adopted Accounting Pronouncements: There were no recently adopted accounting pronouncements during 2025.

Recently Issued Accounting Pronouncements: Recent accounting pronouncements issued by the Financial Accounting Standards Board (“FASB”) (including technical corrections to the FASB’s Accounting Standards Codification), and the American Institute of Certified Public Accountants did not, or are not, expected to have a material effect on the Plan’s net assets available for benefits or changes in net assets available for benefits.

Reclassifications: Certain prior period amounts have been reclassified to conform to the current period presentation, and had no effect on the reported change in net assets available for benefits.

Subsequent Events: The Plan has evaluated subsequent events for potential recognition and/or disclosure through the date of issuance of these financial statements. As previously noted in Note A, Plan Description, Plan Acquisitions, the Plan completed the transfer of assets from the Paycor Plan and another immaterial acquisition subsequent to December 31, 2025.